UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒        Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Marriott Vacations Worldwide Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
MARRIOTT VACATIONS WORLDWIDE CORPORATION 7812 PALM PARKWAY ORLANDO, FL 32836	MARRIOTT VACATIONS WORLDWIDE CORPORATION 2025 Annual Meeting May 13, 2025 9:00 a.m. ET Vote by May 12, 2025 11:59 PM ET

V65972-P27015

You invested in MARRIOTT VACATIONS WORLDWIDE CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 13, 2025.

Get informed before you vote - How to Access the Proxy Materials

View the 2025 Notice of Annual Meeting and Proxy Statement and the 2024 Annual Report online at www.ProxyVote.com or scan the QR code below OR you can receive a free paper or e-mail copy of the proxy materials by requesting them prior to April 29, 2025. If you would like to view the proxy materials online, have the control number that is printed in the box below and visit: www.ProxyVote.com. If you would like to request a paper or e-mail copy of the proxy materials for this or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is NO charge for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users	Vote Virtually at the Meeting
Point your camera here and	May13, 2025
vote without entering a	9:00 a.m., Eastern Time
control number
Virtually at:
www.virtualshareholdermeeting.com/VAC2025. The company will be hosting the meeting live via the Internet this year. To attend the meeting go to www.virtualshareholdermeeting.com/VAC2025. Have the control number that is printed above available and follow the instructions.

*Please check the proxy materials for instructions on any special requirements for meeting attendance and how to access the Company’s 2025 Annual Meeting of Stockholders as well as for information regarding how to vote online, by phone or by mail before the meeting.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

 HOW TO VOTE

 Vote By Internet - Before The Meeting - Go to www.proxyvote.com - During the Meeting - Go to www.virtualshareholdermeeting.com/VAC2025

 Vote By Mail - Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o

 Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Items					Board Recommends

1.	Election of Directors

	Nominees:

	01)	Matthew E. Avril	05)	John E. Geller, Jr.	For
	02)	James A. Dausch	06)	Jonice M. Gray
	03)	Lizanne Galbreath	07)	Dianna F. Morgan
	04)	Mary E. Galligan	08)	Stephen R. Quazzo

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its 2025 fiscal year.				For

3.	Advisory vote to approve named executive officer compensation.				For

4.	Advisory vote on the frequency of future advisory votes on executive compensation.				One Year

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V65973-P27015